Exhibit 99.1

LifeMD Reports Fourth Quarter 2024 Results

●	Consolidated revenues increased 43% year-over-year to $64.3 million with telehealth revenue up 60%
●	Adjusted EBITDA increased 78% to $9.0 million
●	Telehealth adjusted EBITDA increased 396% to $5.9 million
●	Full-year cash flow from operations increased 99% to $17.5 million and generated positive full-year net cash flow
●	Exited 2024 with over $35 million in cash
●	Introduces 2025 guidance for consolidated revenue of $265 million to $275 million and consolidated adjusted EBITDA of $30 million to $32 million

Conference call begins at 4:30 p.m. Eastern time today

NEW YORK, March 10, 2025 — LifeMD, Inc. (Nasdaq: LFMD), a leading provider of virtual primary care services, today reported financial results for the three and 12 months ended December 31, 2024.

Management Commentary

“LifeMD had a great fourth quarter. We not only achieved record quarterly revenue and adjusted EBITDA but continued to accelerate growth across our core telehealth brands. We are especially pleased with the growth of our weight management program. While GLP-1 market dynamics continue to change with semaglutide coming off shortage, the quality of synchronous care we provide positions and differentiates LifeMD. We have a comprehensive care platform, which includes our pharmacy benefits infrastructure that helps patients access branded GLP-1 medications. In addition, our Medicare launch is slated for April 1 and could be a significant growth driver for our weight management program as we expect Medicare ultimately will cover GLP-1 medications for eligible beneficiaries. Further, we recently announced integration with LillyDirect to provide another more affordable route to Zepbound for patients who don’t have coverage through insurance,” said Justin Schreiber, Chairman and CEO of LifeMD. “We also are pleased with the uptake of Rex MD’s Hormone Replacement Therapy offering.  We have begun laying the groundwork for the launch of our virtual-first behavioral health offering followed by a women’s health specialty offering later this year. We remain laser focused on building the highest quality virtual care platform in the United States that is transparent, affordable and accessible to everyone.”

“LifeMD had an exceptionally strong quarter with top- and bottom-line growth led by our core telehealth business. Telehealth achieved 60% year-over-year growth on a standalone basis, while our telehealth adjusted EBITDA increased 396% to $5.9 million. Our consolidated adjusted EBITDA was a record $9.0 million. Also, I am pleased to report that the WorkSimpli business returned to growth on both a sequential and year-over-year basis and their adjusted EBITDA exceeded $1 million per month during the quarter, in line with our previously guided expectations,” commented Marc Benathen, Chief Financial Officer of LifeMD. “We entered 2025 well positioned for another year of record growth and profitability. As such, we are introducing 2025 guidance for consolidated revenue of $265 million to $275 million and consolidated adjusted EBITDA of $30 million to $32 million.”

Fourth Quarter Financial Highlights

All comparisons are with the fourth quarter of 2023.

●	Consolidated revenue increased 43% to $64.3 million with telehealth revenue up 60%.
●	Telehealth active subscribers increased 27% to approximately 275,000 at quarter-end.

●	WorkSimpli active subscribers increased 3% to approximately 164,000 at quarter-end and increased sequentially by approximately 3,000 subscribers.
●	Gross margin was 85% compared with 88% due to one-time start-up costs with a new pharmacy and revenue mix changes. We expect gross margin to return to a range of 88% to 90% in 2025.
●	GAAP net loss was $0.9 million or $0.02 per share, compared with $4.5 million or $0.12 per share.
●	Adjusted EBITDA was $9.0 million compared with $5.0 million (see definition below of this non-GAAP financial measure and reconciliation to GAAP).
●	The telehealth business achieved adjusted EBITDA profitability of $5.9 million compared with $1.2 million (see definition below of this non-GAAP financial measure and reconciliation to GAAP).
●	Adjusted diluted EPS was $0.21 compared with $0.14 (see definition below of this non-GAAP financial measure and reconciliation to GAAP).
●	Cash was $35.0 million as of December 31, 2024.

Full Year Financial Highlights

All comparisons are with the full year of 2023.

●	Consolidated revenue increased 39% to $212.5 million with telehealth revenue up 61%.
●	Gross margin was 89% compared with 88%.
●	GAAP net loss was $22.0 million or $0.53 per share, compared with $23.7 million or $0.70 per share.
●	Adjusted EBITDA was $14.4 million compared with $11.2 million (see definition below of this non-GAAP financial measure and reconciliation to GAAP).
●	The telehealth business achieved adjusted EBITDA of $7.4 million compared with a loss of $5.2 million (see definition below of this non-GAAP financial measure and reconciliation to GAAP).
●	Adjusted diluted EPS was $0.35 compared with $0.32 (see definition below of this non-GAAP financial measure and reconciliation to GAAP).

Fourth Quarter Key Performance Metrics

($ in 000s)	Three Months Ended Dec 31,		Y-o-Y
Key Performance Metrics	2024	2023	% Growth
Revenue
Telehealth	$49,889	$31,256	60%
WorkSimpli	$14,365	$13,604	6%
Total Revenue	$64,254	$44,860	43%

Active Subscribers
Telehealth Active Subscribers	275,267	217,171	27%
WorkSimpli Active Subscribers	163,743	158,363	3%
Total Active Subscribers	439,010	375,534	17%

Financial Guidance

For the first quarter of 2025, the Company expects:

●	Total revenue in the range of $61 million to $63 million, with telehealth revenue in the range of $48 million to $49 million.
●	Adjusted EBITDA in the range of $5 million to $7 million, with telehealth adjusted EBITDA in the range of $3 million to $4 million.

For the full year 2025, the Company expects:

●	Total revenue in the range of $265 million to $275 million, with telehealth revenue in the range of $205 million to $213 million.
●	Adjusted EBITDA in the range of $30 million to $32 million, with telehealth adjusted EBITDA of approximately $20 million.

Conference Call

LifeMD’s management will host a conference call today at 4:30 p.m. Eastern time to discuss the Company’s financial results and outlook, and answer questions. Details for the call are as follows:

Toll-free dial-in number:	800-225-9448
International dial-in number:	203-518-9708
Conference ID:	LIFEMD
Live & Archived Webcast:	Link

A live and archived webcast will be available in the Investors section of the Company’s website at ir.lifemd.com.

About LifeMD

LifeMD® is a leading provider of virtual primary care. LifeMD offers telemedicine, access to laboratory and pharmacy services, and specialized treatment across more than 200 conditions, including primary care, men’s and women’s health, weight management, and hormone therapy. The Company leverages a vertically integrated, proprietary digital care platform, a 50-state affiliated medical group, a 22,500-square-foot affiliated pharmacy, and a U.S.-based patient care center to increase access to high-quality and affordable care. For more information, please visit LifeMD.com.

Cautionary Note Regarding Forward Looking Statements

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended; Section 21E of the Securities Exchange Act of 1934, as amended; and the safe harbor provision of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this news release may be identified by the use of words such as: “believe,” “expect,” “anticipate,” “project,” “should,” “plan,” “will,” “may,” “intend,” “estimate,” predict,” “continue,” and “potential,” or, in each case, their negative or other variations or comparable terminology referencing future periods. Examples of forward-looking statements include, but are not limited to, statements regarding our financial outlook and guidance, short and long-term business performance and operations, future revenues and earnings, regulatory developments, legal events or outcomes, ability to comply with complex and evolving regulations, market conditions and trends, new or expanded products and offerings, growth strategies, underlying assumptions, and the effects of any of the foregoing on our future results of operations or financial condition.

Forward-looking statements are not historical facts and are not assurances of future performance. Rather, these statements are based on our current expectations, beliefs, and assumptions regarding future plans and strategies, projections, anticipated and unanticipated events and trends, the economy, and other future conditions, including the impact of any of the aforementioned on our future business. As forward-looking statements relate to the future, they are subject to inherent risk, uncertainties, and changes in circumstances and assumptions that are difficult to predict, including some of which are out of our control. Consequently, our actual results, performance, and financial condition may differ materially from those indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, “Risk Factors” identified in our filings with the Securities and Exchange Commission, including, but not limited to, our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and any amendments thereto. Even if our actual results, performance, or financial condition are consistent with forward-looking statements contained in such filings, they may not be indicative of our actual results, performance, or financial condition in subsequent periods.

Any forward-looking statement made in the news release is based on information currently available to us as of the date on which this release is made. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required under applicable law or regulation.

Investor Contact

LifeMD, Inc.

Marc Benathen, Chief Financial Officer

marc@lifemd.com

Media Contact

Jessica Friedeman, Chief Marketing Officer

press@lifemd.com

Tables to Follow

++++++

LIFEMD, INC.

CONSOLIDATED BALANCE SHEETS

	December 31, 2024	December 31, 2023

ASSETS

Current Assets
Cash	$35,004,924	$33,146,725
Accounts receivable, net	8,217,813	5,277,250
Product deposit	40,763	485,850
Inventory, net	2,797,358	2,759,932
Other current assets	2,672,231	934,510
Total Current Assets	48,733,089	42,604,267

Non-current Assets
Equipment, net	1,479,184	476,303
Right of use assets	6,400,596	594,897
Capitalized software, net	13,816,501	11,795,979
Intangible assets, net	2,030,656	3,009,263
Total Non-current Assets	23,726,937	15,876,442

Total Assets	$72,460,026	$58,480,709

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ (DEFICIT) EQUITY

Current Liabilities
Accounts payable	$16,009,484	$11,084,855
Accrued expenses	20,811,763	13,937,494
Notes payable, net	-	327,597
Current operating lease liabilities	508,537	603,180
Current portion of long-term debt	8,444,444	-
Deferred revenue	14,480,917	8,828,598
Total Current Liabilities	60,255,145	34,781,724

Long-term Liabilities
Long-term debt, net	9,885,057	17,927,727
Noncurrent operating lease liabilities	6,265,192	73,849
Contingent consideration	100,000	131,250
Total Liabilities	76,505,394	52,914,550

Commitments and Contingencies
Mezzanine Equity
Preferred Stock, $0.0001 par value; 5,000,000 shares authorized Series B Convertible Preferred Stock, $0.0001 par value; 5,000 shares authorized, zero shares issued and outstanding, liquidation value, $0 per share as of December 31, 2024 and 2023	-	-
Stockholders’ (Deficit) Equity
Series A Preferred Stock, $0.0001 par value; 1,610,000 shares authorized, 1,400,000 shares issued and outstanding, liquidation value approximately $25.55 per share as of December 31, 2024 and 2023	140	140
Common Stock, $0.01 par value; 100,000,000 shares authorized, 42,293,907 and 38,358,641 shares issued, 42,190,867 and 38,255,601 outstanding as of December 31, 2024 and 2023, respectively	422,939	383,586
Additional paid-in capital	230,508,339	217,550,583
Accumulated deficit	(236,253,218)	(214,265,236)
Treasury stock, 103,040 shares, at cost, as of December 31, 2024 and 2023	(163,701)	(163,701)
Total LifeMD, Inc. Stockholders’ (Deficit) Equity	(5,485,501)	3,505,372
Non-controlling interest	1,440,133	2,060,787
Total Stockholders’ (Deficit) Equity	(4,045,368)	5,566,159
Total Liabilities, Mezzanine Equity and Stockholders’ (Deficit) Equity	$72,460,026	$58,480,709

LIFEMD, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Fourth Quarter Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Revenues
Telehealth revenue, net	$49,889,374	$31,256,199	$158,438,631	$98,152,919
WorkSimpli revenue, net	14,365,198	13,603,648	54,015,207	54,394,087
Total revenues, net	64,254,572	44,859,847	212,453,838	152,547,006

Cost of revenues
Cost of telehealth revenue	8,391,484	4,954,646	21,440,799	17,480,533
Cost of WorkSimpli revenue	1,038,362	400,913	2,627,680	1,419,931
Total cost of revenues	9,429,846	5,355,559	24,068,479	18,900,464

Gross profit	54,824,726	39,504,288	188,385,359	133,646,542

Expenses
Selling and marketing expenses	25,855,545	20,389,121	103,020,025	76,451,466
General and administrative expenses	19,909,060	15,573,509	72,662,021	51,694,232
Customer service expenses	2,831,985	2,058,549	10,217,654	7,632,283
Development costs	2,410,653	1,998,015	9,512,308	6,060,513
Other operating expenses	2,799,241	1,656,631	9,118,032	6,297,321
Total expenses	53,806,484	41,675,825	204,530,040	148,135,815

Operating income (loss)	1,018,242	(2,171,537)	(16,144,681)	(14,489,273)

Other expenses
Interest expense, net	(614,074)	(622,685)	(2,181,817)	(2,596,586)
Loss on debt extinguishment	-	-	-	(325,198)

Net income (loss) before income taxes	404,168	(2,794,222)	(18,326,498)	(17,411,057)

Income tax expense	(169,477)	(428,000)	(402,000)	(428,000)

Net income (loss)	234,691	(3,222,222)	(18,728,498)	(17,839,057)

Net income attributable to noncontrolling interests	340,963	509,880	153,234	2,756,935

Net loss attributable to LifeMD, Inc.	(106,272)	(3,732,102)	(18,881,732)	(20,595,992)

Preferred stock dividends	(776,562)	(776,562)	(3,106,250)	(3,106,250)

Net loss attributable to LifeMD, Inc. common stockholders	$(882,834)	$(4,508,664)	$(21,987,982)	$(23,702,242)

Basic loss per share attributable to LifeMD, Inc. common stockholders	$(0.02)	$(0.12)	$(0.53)	$(0.70)
Diluted loss per share attributable to LifeMD, Inc. common stockholders	$(0.02)	$(0.12)	$(0.53)	$(0.70)

Weighted average number of common shares outstanding:
Basic	42,205,767	36,710,746	41,196,292	33,905,155
Diluted	42,205,767	36,710,746	41,196,292	33,905,155

LIFEMD, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Fourth Quarter Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$234,691	$(3,222,222)	$(18,728,498)	$(17,839,057)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of debt discount	100,444	100,444	401,775	333,939
Amortization of capitalized software	2,136,248	1,637,094	8,021,141	5,424,810
Amortization of intangibles	244,569	245,968	982,405	971,464
Accretion of consideration payable	-	18,740	13,644	167,221
Depreciation of fixed assets	166,278	57,666	487,976	203,952
Write-down of inventory	675,669	537,685	675,669	537,685
Loss on debt extinguishment	-	-	-	325,198
Noncash operating lease expense	247,042	204,207	776,080	766,280
Stock issued for legal settlement	-	-	-	532,000
Stock compensation expense	3,104,956	3,645,607	12,234,797	12,489,343

Changes in Assets and Liabilities
Accounts receivable	(2,168,312)	(858,668)	(2,940,563)	(2,442,500)
Product deposit	95,992	(401,082)	445,087	(358,585)
Inventory	(827,584)	493,029	(713,095)	405,746
Other current assets	(434,226)	369,450	(1,737,721)	(247,488)
Operating lease liabilities	(38,397)	(218,624)	(485,079)	(808,368)
Deferred revenue	(1,909,624)	2,589,244	5,652,319	3,281,092
Accounts payable	142,015	1,447,465	4,924,629	978,062
Accrued expenses	(201,412)	(932,373)	7,502,624	4,678,757
Other operating activity	-	-	-	(579,319)
Net cash provided by operating activities	1,568,349	5,713,630	17,513,190	8,820,232

CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for capitalized software costs	(2,495,317)	(2,107,307)	(10,041,663)	(8,380,602)
Purchase of equipment	(225,410)	(109,332)	(1,490,857)	(203,814)
Purchase of intangible assets	-	-	(3,798)	(148,868)
Net cash used in investing activities	(2,720,727)	(2,216,639)	(11,536,318)	(8,733,284)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net	-	-	-	19,466,887
Proceeds from common stock issued to Medifast	-	10,000,000	-	10,000,000
Proceeds from notes payable	-	-	-	2,347,691
Sale of common stock under ATM, net	-	5,303,092	-	6,202,659
Repayment of notes payable, net of prepayment penalty	-	(98,626)	(327,597)	(5,142,542)
Cash proceeds from exercise of options	12,499	94,500	120,312	94,500
Preferred stock dividends	(776,562)	(776,562)	(3,106,250)	(3,106,250)
Contingent consideration payment for ResumeBuild	-	(125,000)	(31,250)	(312,500)
Net payments for membership interest of WorkSimpli	-	-	-	(305,625)
Distributions to non-controlling interest	(665,888)	(36,000)	(773,888)	(144,000)
Net cash (used in) provided by financing activities	(1,429,951)	14,361,404	(4,118,673)	29,100,820

Net (decrease) increase in cash	(2,582,329)	17,858,395	1,858,199	29,187,768

Cash at beginning of period	37,587,253	15,288,330	33,146,725	3,958,957

Cash at end of period	$35,004,924	$33,146,725	$35,004,924	$33,146,725

Cash paid for interest
Cash paid during the period for interest	$614,993	$663,212	$2,528,042	$2,148,454

Non-cash investing and financing activities:
Cashless exercise of options	$-	$-	$5,127	$744
Cashless exercise of warrants	$-	$793	$16,305	$793
Stock issued for noncontingent consideration payments	$-	$642,000	$642,000	$2,568,000
Stock issued for debt conversion	$-	$1,000,000	$-	$1,000,000
Series B Preferred Stock conversion	$-	$-	$-	$5,072,814
Warrants issued for debt instruments	$-	$-	$-	$873,100
Right of use assets	$(102,618)	$-	$6,581,779	$155,168
Operating lease liabilities	$(102,618)	$-	$6,581,779	$155,168

About the Use of Non-GAAP Financial Measures:

To supplement our financial information presented in accordance with GAAP, we use adjusted EBITDA and adjusted EPS as non-GAAP financial measures to clarify and enhance an understanding of past performance. Additionally, we report telehealth adjusted EBITDA as a non-GAAP financial measure to clarify the financial performance of our core telehealth business excluding WorkSimpli. We believe that the presentation of these financial measures enhances an investor’s understanding of our financial performance. We further believe that these financial measures are useful financial metrics to assess our operating performance from period-to-period by excluding certain items that we believe are not representative of our core business. We use certain financial measures for business planning purposes and in measuring our performance relative to that of our competitors.

Adjusted EBITDA is defined as income (loss) attributable to common shareholders before interest, taxes, depreciation, amortization, accretion, financing transaction expense, non-controlling interests, foreign currency translation, extraordinary litigation costs, loss on debt extinguishment, dividends, insurance acceptance and Sarbanes-Oxley readiness expenses, acquisition costs, severance expenses and stock-based compensation expense. We have provided below a reconciliation of adjusted EBITDA to net loss attributable to common shareholders, its most directly comparable GAAP financial measure.

Adjusted EPS is defined as the diluted net loss attributable to LifeMD, Inc common shareholders before interest, taxes, depreciation, amortization, accretion, financing transaction expense, non-controlling interests, foreign currency translation, extraordinary litigation costs, loss on debt extinguishment, dividends, insurance acceptance and Sarbanes-Oxley readiness expenses, acquisition costs, severance expenses and stock-based compensation expense. We have provided below a reconciliation of adjusted EPS to Diluted loss per share attributable to LifeMD, Inc common shareholders, its most directly comparable GAAP financial measure.

Telehealth and WorkSimpli adjusted EBITDA is defined as segment operating income or loss before depreciation, amortization, accretion, financing transaction expense, extraordinary litigation costs, insurance acceptance and Sarbanes-Oxley readiness expenses, acquisition costs, severance expenses and stock-based compensation expense. We have provided below a reconciliation of segment operating income or loss to segment Adjusted EBITDA.

We believe the above financial measures are commonly used by investors to evaluate our performance and that of our competitors. However, our use of the terms adjusted EBITDA and adjusted EPS may vary from that of others in our industry. Telehealth adjusted EBITDA is specifically relevant to LifeMD to provide shareholders a comparable measure of profitability for our core telehealth business without the impact of our majority owned, but separately managed non-core subsidiary, WorkSimpli. Adjusted EBITDA, telehealth adjusted EBITDA and adjusted EPS should not be considered as an alternative to net loss before taxes, net loss per share, operating loss or any other performance measures derived in accordance with GAAP as measures of performance.

Reconciliation of Consolidated GAAP Net Loss to Consolidated Adjusted EBITDA

(in whole numbers, unaudited)

	Fourth Quarter Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Net loss attributable to common shareholders	$(882,834)	$(4,508,664)	$(21,987,982)	$(23,702,242)

Interest expense (excluding amortization of debt discount)	513,630	522,241	1,780,042	1,755,656
Depreciation, amortization and accretion expense	2,547,095	1,959,468	9,505,166	6,767,447
Amortization of debt discount	100,444	100,444	401,775	333,939
Loss on debt extinguishment	-	-	-	325,198
Financing transactions expense	13,125	38,431	336,497	773,932
Litigation costs (a)	376,030	168,600	1,698,531	1,594,930
Severance costs	56,403	17,400	1,198,471	25,092
Acquisitions expenses	537,662	30,909	537,662	158,047
Insurance acceptance readiness	92,661	252,250	1,454,298	318,884
Sarbanes Oxley readiness	134,891	151,248	521,361	199,824
Accrued interest on Series B Convertible Preferred Stock	-	-	-	506,991
Foreign exchange loss	246,538	368,793	1,154,954	1,165,412
Taxes	1,023,872	428,000	2,285,425	498,378
Dividends	776,562	1,363,560	3,106,250	5,227,450
Stock-based compensation expense	3,104,956	3,645,607	12,234,797	12,489,343
Net income attributable to noncontrolling interests	340,963	509,880	153,234	2,756,935

Consolidated Adjusted EBITDA	$8,981,997	$5,048,167	$14,380,480	$11,195,216

(a) For the quarter and year ended December 31, 2024, the Company included litigation costs related to a class action complaint alleging, inter alia, unauthorized disclosure of certain information of class members to third parties (the Marden v. LifeMD, Inc. case), as disclosed in the Company’s Form 10-K for the year ended December 31, 2024 and a heavily negotiated executive separation agreement. For the quarter and year ended December 31, 2023, the Company included litigation costs related to a purported breach of an investment bank engagement concerning potential debt financing (the William Blair LLC v. LifeMD, Inc. case) and a purported breach of a consulting services agreement for strategic and corporate development services (the Harborside Advisors LLC v. LifeMD, Inc. case), as disclosed in the Company’s Form 10-K for the fiscal year ended December 31, 2023 and filed on March 11, 2024.

Reconciliation of GAAP Diluted Loss per Share Attributable to Common Shareholders to Adjusted EPS

(unaudited)	Fourth Quarter Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Diluted loss per share attributable to LifeMD, Inc. common shareholders	$(0.02)	$(0.12)	$(0.53)	$(0.70)

Adjustments to Reconcile GAAP Diluted Loss Per Share to Adjusted EPS
Interest expense (excluding amortization of debt discount)	0.01	0.01	0.04	0.05
Depreciation, amortization and accretion expense	0.06	0.05	0.23	0.20
Amortization of debt discount	-	-	0.01	0.01
Loss on debt extinguishment	-	-	-	0.01
Financing transactions expense	-	-	-	0.02
Litigation costs	0.01	0.01	0.04	0.05
Severance costs	-	-	0.03	-
Acquisitions expenses	0.01	-	0.01	0.01
Insurance acceptance readiness	-	0.01	0.04	0.01
Sarbanes Oxley readiness	0.01	0.01	0.01	0.01
Accrued interest on Series B Convertible Preferred Stock	-	-	-	0.01
Foreign exchange (gain) loss	0.01	0.01	0.03	0.03
Taxes	0.02	0.01	0.06	0.01
Dividends	0.02	0.04	0.08	0.15
Stock-based compensation expense	0.07	0.10	0.30	0.37
Net loss attributable to noncontrolling interests	0.01	0.01	-	0.08

Adjusted EPS	$0.21	$0.14	$0.35	$0.32

Reconciliation of Telehealth GAAP Operating Loss to Telehealth Adjusted EBITDA

(in whole numbers, unaudited)

	Fourth Quarter Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Telehealth operating loss	$(92,328)	$(4,401,440)	$(16,787,433)	$(25,261,021)

Depreciation, amortization and accretion expense	1,647,085	1,280,032	6,203,006	4,456,393
Financing transactions expense	13,125	38,431	336,497	773,932
Litigation costs (a)	376,030	168,600	1,698,531	1,594,930
Severance costs	56,403	17,400	1,198,471	25,092
Acquisitions expenses	537,662	30,909	537,662	158,047
Insurance acceptance readiness	92,661	252,250	1,454,298	318,884
Sarbanes Oxley readiness	134,891	151,248	521,361	199,824
Stock-based compensation expense	3,104,956	3,645,607	12,234,797	12,489,343

Telehealth Adjusted EBITDA	$5,870,484	$1,183,037	$7,397,189	$(5,244,576)

(a) For the quarter and year ended December 31, 2024, the Company included litigation costs related to a class action complaint alleging, inter alia, unauthorized disclosure of certain information of class members to third parties (the Marden v. LifeMD, Inc. case), as disclosed in the Company’s Form 10-K for the year ended December 31, 2024 and a heavily negotiated executive separation agreement. For the quarter and year ended December 31, 2023, the Company included litigation costs related to a purported breach of an investment bank engagement concerning potential debt financing (the William Blair LLC v. LifeMD, Inc. case) and a purported breach of a consulting services agreement for strategic and corporate development services (the Harborside Advisors LLC v. LifeMD, Inc. case), as disclosed in the Company’s Form 10-K for the fiscal year ended December 31, 2023 and filed on March 11, 2024.

Reconciliation of WorkSimpli GAAP Operating Income to WorkSimpli Adjusted EBITDA

(in whole numbers, unaudited)

	Fourth Quarter Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
WorkSimpli operating income	$1,110,570	$2,229,903	$642,752	$10,771,748

Depreciation, amortization and accretion expense	900,010	679,436	3,302,160	2,311,054
Foreign exchange loss	246,538	368,793	1,154,954	1,165,412
Taxes	854,395	-	1,883,425	70,378
Dividends	-	586,998	-	2,121,200

WorkSimpli Adjusted EBITDA	$3,111,513	$3,865,130	$6,983,291	$16,439,792

#     #      #